Bank Premises, Furniture, Fixtures and Equipment - Maturities of Operating Lease Liabilities (Detail) $ in Thousands	Dec. 31, 2020 USD ($)
Lease payments due:
Within one year	$ 2,177
After one year but within two years	139
After two years but within three years	2
After three year but within four years	0
After four years but within five years	0
After five years	0
Total undiscounted cash flows	2,318
Discount on cash flows	21
Total lease liability	$ 2,339